UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 29, 2006
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.
Item 8.01 Other Events.
On August 29, 2006, Commonwealth Edison Company (ComEd) filed with the Illinois Commerce Commission (ICC) modifications to a proposal for easing the impact on residential customers of rate increases planned for January 2007. The proposal was originally filed with the ICC on May 23, 2006. A copy of ComEd’s press release announcing the modifications to the proposal is attached as Exhibit 99.1 to this Report on Form 8-K. The filing is available on the ICC’s website, http://eweb.icc.state.il.us/e-docket/. The Docket Number is 06-0411.
* * * * *
This combined Form 8-K is being filed separately by ComEd, Exelon Corporation (Exelon) and Exelon Generation Company LLC (Generation) (together, Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2005 Annual Report on Form 10-K—ITEM 1A Risk Factors, (b) Exelon’s 2005 Annual Report on Form 10-K—ITEM 8 Financial Statements and Supplementary Data: Exelon—Note 20, Generation—Note 17, and ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd, Exelon and Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither ComEd, Exelon nor Generation undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

99.1	ComEd Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

EXELON CORPORATION EXELON GENERATION COMPANY LLC

/s/ John F. Young

John F. Young Executive Vice President, Finance and Markets, and Chief Financial Officer Exelon Corporation

August 31, 2006

EXHIBIT INDEX
Exhibit No.	Description

99.1	ComEd Press Release